UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 26, 2003

Retractable Technologies, Inc.

(Exact name of registrant as specified in charter)

Texas	000-30885	75-2599762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

511 Lobo Lane, Little Elm, Texas		75068-0009
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (972) 294-1010

None

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

On June 26, 2003, the Registrant issued a press release, a copy of which is attached to this Form 8-K as exhibit 99.

Item 7. Financial Statements and Exhibits

c.	Exhibits

99.	Press Release of Retractable Technologies, Inc. issued June 26, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: June 27, 2003	RETRACTABLE TECHNOLOGIES, INC.
(Registrant)

	BY:	/s/ THOMAS J. SHAW
THOMAS J. SHAW
CHIEF EXECUTIVE OFFICER